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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

       Date of Report (Date of earliest event reported): December 20, 2001



                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    333-59060                13-3291626
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


       1585 BROADWAY                                             10036
     NEW YORK, NEW YORK                                        (Zip Code)
   (Address of Principal
     Executive Offices)







       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
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          (Former name or former address, if changed since last report)



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


         Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

                  Morgan Stanley Dean Witter Capital I Inc. registered issuances of up to $8,580,269,424 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-59060) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Morgan Stanley Dean Witter Capital I Inc. Trust 2001-NC4 (the "Trust") issued approximately $637,000,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 2001-NC4 (the "Certificates"), on December 20, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
EXHIBIT 4.1, dated as of December 1, 2001, between Morgan Stanley Dean Witter Capital I Inc., Ocwen Federal Bank FSB, in its capacity as servicer (the "Servicer"), NC Capital Corporation, in its capacity as responsible party (the "Responsible Party") and U.S. Bank National Association, in its capacity as trustee (the "Trustee"). The Certificates consist of five classes of senior Certificates, the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "Class A-2 Certificates"), the Class M-1 Certificates (the "Class M-1 Certificates"), the Class M-2 Certificates (the "Class M-2 Certificates") and the Class B-1 Certificates (the "Class B-1 Certificates"), and four classes of subordinated Certificates (the "Class A-1 Certificates", the "Class X Certificates", the "Class P Certificates" and the "Class R Certificates"). Only the Class A-2 Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B-1 Certificates were offered pursuant to the Registration Statement. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of two pools of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B-1 Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B-1 Certificates is adjustable.

                  The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B-1 Certificates have original Certificate Principal Balances of $194,085,000, $42,250,000, $39,000,000, and $35,750,000 respectively.


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

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated December 14, 2001 and the Prospectus Supplement dated December 14, 2001 filed pursuant to Rule 424(b) (5) of the Act on December 14, 2001.

     Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits:

     1.1 Underwriting Agreement, dated December 14, 2001, between Morgan Stanley Dean Witter Capital I Inc., Morgan Stanley & Co. Incorporated, Blaylock & Partners, L.P. and Utendahl Capital Partners, L.P.

     1.2 Indemnification Agreement, dated as of December 14, 2001, among Financial Security Assurance Inc., Morgan Stanley Dean Witter Capital I Inc., Morgan Stanley Dean Witter Mortgage Capital Inc. and Morgan Stanley & Co.

     4.1 Pooling and Servicing Agreement, dated as of December 1, 2001, between Morgan Stanley Dean Witter Capital I Inc., Ocwen Federal Bank FSB, as servicer, NC Capital Corporation, as responsible party, and U.S. Bank National Association, as trustee.

     8.1 Opinion of Dewey Ballantine LLP, special counsel to Morgan Stanley Dean Witter Capital I Inc. regarding certain tax matters.

     10.1 Certificate Insurance Policy, dated December 27, 2001.

                                   SIGNATURES


                           Pursuant  to  the   requirements  of  the  Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.
                                        As  Depositor  and
                                        on behalf of Morgan Stanley Dean Witter
                                        Capital I Inc. Trust 2001-NC4
                                        Registrant


                                    By:  /S/     GAIL MCDONNELL
                                        -----------------------------------
                                        Name:    Gail McDonnell
                                        Title:   Vice President




Dated:  December 20, 2001

                                  EXHIBIT INDEX


   EXHIBIT NO.      DESCRIPTION

          1.1 Underwriting Agreement, dated December 14, 2001, between Morgan Stanley Dean Witter Capital I Inc., Morgan Stanley & Co. Incorporated, Blaylock & Partners, L.P. and Utendahl Capital Partners, L.P.

          1.2 Indemnification Agreement, dated as of December 14, 2001, among Financial Security Assurance Inc., Morgan Stanley Dean Witter Capital I Inc., Morgan Stanley Dean Witter Mortgage Capital Inc. and Morgan Stanley & Co.

          4.1 Pooling and Servicing Agreement, dated as of December 1, 2001, between Morgan Stanley Dean Witter Capital I Inc., Ocwen Federal Bank FSB, as servicer, NC Capital Corporation, as responsible party, and U.S. Bank National Association, as trustee.

          8.1 Opinion of Dewey Ballantine LLP, special counsel to Morgan Stanley Dean Witter Capital I Inc. regarding certain tax matters.

          10.1      Certificate Insurance Policy, dated December 27, 2001.